Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 16, 1999


                         WESTELL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-27266                  36-3154957
    --------                     -------                  ----------
(State or other          (Commission File Number)        (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


750 N. Commons Drive, Aurora, Illinois                          60504
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(Address of principal executive offices)                     (Zip code)


(Registrant's telephone number, including area code)       800-323-6883

Item 5.  Other Events.

Private Placement

     On April 16, 1999, Westell Technologies, Inc. (the "Company") received a $20 million investment from funds affiliated with three investors (the "Buyers").

     Pursuant to the Securities Purchase Agreement dated as of April 14, 1999 among the Company, Castle Creek Technology Partner LLC, Marshall Capital Management, Inc. and Capital Venture International, which is attached as an exhibit to this Form 8-K (the "Securities Purchase Agreement"), the Company issued and sold an aggregate of $20 million aggregate principal amount of 6% Subordinated Convertible Debentures due April 15, 2004 (the "Convertible Debentures") and warrants to purchase 909,091 shares (subject to adjustment) of the Company's Class A Common Stock, $0.01 par value, (the "Warrants"). The offer and sale of these securities in the United States was completed pursuant to the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the "Act"). In addition to the Convertible Debentures and Warrants, and in connection with the investment, the Company and the Buyers have entered into a Registration Rights Agreement, which agreement is attached as an exhibit to this Form 8-K (the "Registration Rights Agreement").

     The Convertible Debentures are convertible into the Company's Class A Common Stock, $0.01 par value. The conversion price will be the lower of (a) a periodically reset fixed price that is initially $6.372 per share, and which will reset on the 12 and 24-month anniversaries of April 16, 1999 to 105% of the initial price (provided the fixed price may not be less than $4.4604 per share), and (b) the floating market price of the Company's stock determined at time of conversion (except that the floating market price may only be imposed under specific conditions set forth in the Securities Purchase Agreement).

     The Warrants are exercisable at any time before 5:00 p.m. Central Standard Time on April 15, 2004. The exercise price for the Class A Common Stock underlying the Warrants is $8.9208 per share (subject to adjustment).

     Pursuant to the Registration Rights Agreement, the Company must file and maintain with the Securities and Exchange Commission a registration statement for resale of shares acquired by the Buyers upon conversion of the debentures and exercise of the Warrants.

     The foregoing description is only a summary and is qualified in its entirety by reference to the Securities Purchase Agreement, the Convertible Debentures, the Registration Rights Agreement, the Warrants and the other agreements that are attached to this Form 8-K as exhibits, and incorporated herein by reference.

     The proceeds from this investment will be used for working capital and general corporate purposes.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Description

4.1 Securities Purchase Agreement dated as of April 14, 1999 by and among Westell Technologies, Inc., Castle Creek Technology Partners LLC, Marshall Capital Management, Inc. and Capital Ventures International, as Purchasers.

4.2 Form of 6% Subordinated Convertible Debenture dated April 15, 1999 made by Westell Technologies, Inc. to the order of Castle Creek Technology Partners LLC in the amount of $9,000,000, to the order of Marshall Capital Management, Inc. in the amount of $6,000,000, and to the order of Capital Ventures International in the amount of $5,000,000.

4.3 Registration Rights Agreement dated April 15, 1999 by and among Westell Technologies, Inc., Castle Creek Technology Partners LLC, Marshall Capital Management, Inc. and Capital Ventures International.

4.4 Form of Stock Purchase Warrant dated April 15, 1999 by and among Westell Technologies, Inc., Castle Creek Technology Partners LLC (409,091 shares), Marshall Capital Management, Inc. (272,727 shares), and Capital Ventures International (227,273 shares).

4.5            Form of Subordinated Note ("Cap Debenture").

4.6 Form of Security Agreement dated April 15, 1999 executed by Westell Technologies, Inc. in favor of Castle Creek Technology Partners LLC, Marshall Capital Management, Inc. and Capital Ventures International, as Purchasers.

10.16a Amendment to Loan and Security Agreement dated as of February 24, 1999 by and among LaSalle National Bank, Westell Technologies, Inc., Westell, Inc., Westell International, Inc. and Conference Plus, Inc.

10.16b Second Amendment to Loan and Security Agreement dated as of April 15, 1999 by and among LaSalle National Bank, Westell Technologies, Inc., Westell, Inc., Westell International, Inc. and Conference Plus, Inc.

10.16c Subordination Agreement dated as of April 15, 1999, by and among Castle Creek Technology Partners LLC, Marshall Capital Management, Inc., Capital Ventures International and LaSalle National Bank.

99.1           Press Release issued April 16, 1999.


SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WESTELL TECHNOLOGIES, INC.



Date:  April 20, 1999              /s/  Stephen J. Hawrysz
                                   ---------------------------------
                                        Stephen J. Hawrysz
                                        Vice President, Treasurer and
                                         Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION                                      PAGE NO.
NUMBER


4.1 Securities Purchase Agreement dated as of April 14, 1999 by and among Westell Technologies, Inc., Castle Creek Technology Partners LLC, Marshall Capital Management, Inc. and Capital Ventures International, as Purchasers.

4.2 Form of 6% Subordinated Convertible Debenture dated April 15, 1999 made by Westell Technologies, Inc. to the order of Castle Creek Technology Partners LLC in the amount of $9,000,000, to the order of Marshall Capital Management, Inc. in the amount of $6,000,000, and to the order of Capital Ventures International in the amount of $5,000,000.

4.3 Registration Rights Agreement dated April 15, 1999 by and among Westell Technologies, Inc., Castle
               Creek Technology Partners LLC, Marshall Capital
               Management, Inc. and Capital Ventures
               International.

4.4 Form of Stock Purchase Warrant dated April 15, 1999 by and among Westell Technologies, Inc., Castle Creek Technology Partners LLC (409,091 shares), Marshall Capital Management, Inc. (272,727 shares), and Capital Ventures International (227,273 shares).

4.5            Form of Subordinated Note ("Cap Debenture").

4.6 Form of Security Agreement dated April 15, 1999 executed by Westell Technologies, Inc. in favor of Castle Creek Technology Partners LLC, Marshall Capital Management, Inc. and Capital Ventures International, as Purchasers.

10.16a Amendment to Loan and Security Agreement dated as of February 24, 1999 by and among LaSalle National Bank, Westell Technologies, Inc., Westell, Inc., Westell International, Inc. and Conference Plus, Inc.

10.16b Second Amendment to Loan and Security Agreement dated as of April 15, 1999 by and among LaSalle

               National Bank, Westell Technologies, Inc.,
               Westell, Inc., Westell International, Inc. and
               Conference Plus, Inc.

10.16c Subordination Agreement dated as of April 15, 1999, by and among Castle Creek Technology Partners LLC, Marshall Capital Management, Inc., Capital Ventures International and LaSalle National Bank.

99.1           Press Release issued April 16, 1999.